AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the inclusion in this Post Effective Amendment #1 to the Registration Statement on Form SB-2 of Universal Detection Technology of our report dated February 25, 2005 relating to the financial statements of Universal Detection Technology and to the reference made to our firm under the caption "Experts" included in or made part of this Post Effective Amendment #1 to the Registration Statement on Form SB-2.




                                            /s/ AJ. ROBBINS, P.C.
                                            ------------------------------------
                                            AJ. ROBBINS, P.C.
                                            CERTIFIED PUBLIC ACCOUNTANTS









DENVER, COLORADO
MARCH 30, 2005